UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2017

Frontier Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 614-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On October 31, 2017, Frontier Communications Corporation (“Frontier”) issued a press release announcing third quarter 2017 financial results. A copy of the press release is attached hereto as Exhibit 99.1.

All information in Item 2.02 of this Form 8-K and in Exhibit 99.1 attached hereto is furnished but not filed.

Item 7.01	Regulation FD Disclosure

On October 31, 2017 at 4:30 p.m. Eastern Time, Frontier will host a conference call to discuss third quarter 2017 financial results. A copy of the materials to be used during the conference call is attached hereto as Exhibit 99.2.

All information in Item 7.01 of this Form 8-K and in Exhibit 99.2 attached hereto is furnished but not filed.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Frontier issued October 31, 2017.

99.2	Presentation regarding third quarter 2017 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: October 31, 2017	By:	/s/ R. Perley McBride
R. Perley McBride
Executive Vice President and Chief Financial Officer